                                 [COVER IMAGE]

                                       AIM
                        ADVISOR INTERNATIONAL VALUE FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31 1998



                 INVEST WITH DISCIPLINE--Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           TRADER GEORG (GISZE), 1532

               BY HANS HOLBEIN THE YOUNGER, BAVARIAN (1497-1543)

         THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY

        ON SOME KIND OF BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING

         HIM--LEDGERS AND LISTS, FOREIGN COINS, ORNAMENTAL AND EXOTIC-

        LOOKING OBJECTS--CALL TO MIND HIS TRAVELS IN SUPPORT OF HIS PRO-

         FESSION. TRADERS SUCH AS GEORG FORMED THE BASIS OF THE GLOBAL

         MARKETPLACE AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN

          WHICH THIS FUND INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

                     -------------------------------------


AIM Advisor International Value Fund is for shareholders who seek long-term growth of capital by investing in large, high-quality, non-U.S. companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98, the Fund paid distributions of $0.0952 per share for Class A shares, and $0.0002 per share for Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


           AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                   Dear Fellow Shareholder:

                   As the fiscal year opened, markets were recovering from the
  [PHOTO OF        concerns produced by financial crises in Asia during 1997,
  Charles T.       and this optimism early in 1998 led several market indexes to
    Bauer,         all-time highs in spring and early summer. However, the year
 Chairman of       was to bring two particularly serious financial shocks, first
 the Board of      the debt default by Russia, and later the gathering crisis in
   THE FUND        Brazil, which devalued its currency shortly after the fiscal
APPEARS HERE]      year closed. The result was another year of significant
                   market volatility.
                       Optimism yielded to pessimism over the summer as global
                   financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks. The deep market correction bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                       Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, equities were again rallying. Of course, not all markets rebounded into positive territory. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

HOW SHOULD INVESTORS RESPOND?
    We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
    On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
    Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     -------------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                     SHAREHOLDERS REMAINED COOL HEADED AND

                  DID NOT PULL OUT OF THE MARKETS DURING 1998.

                     -------------------------------------




                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



EUROPEAN STOCKS HELP FUND RIDE OUT
VOLATILE MARKETS

MARKETS AROUND THE WORLD EXPERIENCED RECORD VOLATILITY DURING THE YEAR. HOW DID AIM ADVISOR INTERNATIONAL VALUE FUND PERFORM?
It was an unsettling year in the stock market, particularly for international investors. But the Fund was able to endure a severe market correction and finish strongly. For the fiscal year ended December 31, 1998, Class A shares posted a total return of 11.20% and Class C shares finished at 10.38%. Class B shares, which had their inception on March 3, 1998, produced a cumulative total return of 1.67% through the end of the fiscal year. The Fund closely tracked the Lipper International Fund Index, which returned 12.66% for the fiscal year.
    Growth stocks outperformed value stocks in 1998, which is why the more growth-oriented EAFE Index finished the fiscal year ahead of the Fund with a total return of 20.00%. However, as the following pages will show you, the Fund consistently outperforms the EAFE Index over the long term.

WHAT WERE THE MAJOR THEMES IN THE STOCK MARKET DURING THE FISCAL YEAR?
The bull market in the United States and Europe charged on during the first part of 1998, then screeched to an abrupt halt in the summer. Major indexes that reached all-time highs in July plummeted by nearly 20% in August. A number of events converged to create the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan, exacerbated by a proliferation of bad loans in the banking system. Crippled by overwhelming debt, Russia effectively defaulted on much of its government debt, and the ruble suffered deep currency devaluation. Fears of a global credit crunch then spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.
    In an attempt to calm the nerves of investors who were shifting their money from equity markets to any security considered liquid--a worldwide flight to quality--the U.S. Federal Reserve Board (the Fed) cut the federal funds rate by 0.25% in September. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, and a fierce market rally ensued. Both rates were lowered by 0.25% again in November.
    Also contributing to the market rally were Japan's announcement of an extensive bank rescue package, approval by the International Monetary Fund of a large bailout package to shore up Brazil, and easing of monetary policy by the 11 European countries adopting the euro as their new common currency starting in January 1999. By the close of the fiscal year, markets were enjoying relative equilibrium.

WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?
With Europe as the largest regional exposure in the Fund, the continued solid performance of those markets, particularly those participating in European Economic and Monetary Union (EMU), helped the Fund during the worst of the market's volatility. We had limited exposure to Asia and emerging markets, which was positive for the Fund because those markets are still recovering. The portfolio has also been underweight in the largest continental European markets because it is hard to find value there.

WHY DO YOU REMAIN SO ENTHUSIASTIC ABOUT EUROPE?
We continue to be positive about Europe because of the favorable interest rate environment, the coming EMU, and the opportunities for consolidation in some of the fragmented industries like telephone and banking. Another plus in Europe is price--European equities are trading at much lower valuations than U.S. stocks, although the gap is starting to narrow.
    The debut of Europe's brand new currency, the euro, went very smoothly on January 1, 1999. At first, only 11 countries will adopt the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in EMU, and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
    The euro is expected to bring greater unity to the European business world. Price comparison of goods, services and labor across Europe may be much easier. Because of this "price transparency," European companies may be forced to become more competitive. An increase in merger and acquisition activity is also expected. Equity markets are likely to become broader and more liquid because European companies may find it easier to attract capital across borders.

                     -------------------------------------

                      WE HAD LIMITED EXPOSURE TO ASIA AND

                      EMERGING MARKETS, WHICH WAS POSITIVE

                       FOR THE FUND BECAUSE THOSE MARKETS

                             ARE STILL RECOVERING.

                     -------------------------------------

          See important Fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

    The changeover to euro will take place gradually. New coins and paper currency will not be issued until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro--the same way that a quarter is a denomination of a dollar.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus and statement of additional information for more information about currency risk factors.

WHAT SECTORS PERFORMED WELL FOR THE FUND?
Our top sectors included financials, 20.8%; consumer staples, 15.5%; communication services, 11.7%; and health care, 11.4%. In general, European banks and telecommunications companies have posted solid results. Banks we have liked include Italy's largest commercial bank, Instituto Bancario San Paolo di Torino, and French bank Societe Generale, which was a top performer in the fourth quarter of 1998. We also found value in Takefuji Corp., Japan's largest consumer-finance company.
    Europe's telecom industry has seen a wave of deregulation bring increased competition into many countries. Some companies, like Italy's Telecom Italia, have responded by branching out into satellite and digital television services. Others, like the United Kingdom's dominant telephone company British Telecommunications, have formed alliances with companies in other countries to increase their market share.
    Other companies we have liked include Dutch food producer and distributor Unilever, Spanish electric company Endesa, and pharmaceutical companies Astra from Sweden and Novartis from Switzerland.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
Volatility will probably remain high due to the uncertain outlook for corporate profits coupled with the weakness in smaller markets. Oversupply due to the slowing of the world's economies resulted in commodity price weakness and a lack of pricing power for goods. In order to continue to enhance shareholder value, merger and acquisition activity has increased dramatically and will probably continue at a steady pace. Many analysts also expect Asian markets to hit bottom in mid to late 1999, and there is clearly added risk until those markets stabilize.
    Because of our bottom-up investment style that focuses on individual companies, we do not target countries or industries for investment. However, we have consistently found value in the food and beverage, utility, and oil and gas sectors. We remain committed to our disciplined approach of seeking undervalued and out-of-favor stocks, and we are confident that the international markets will continue to offer good value.

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

===================================================================================================================================
Top 10 Holdings                                Top 10 Industries                                        Top 10 Countries
-----------------------------------------------------------------------------------------------------------------------------------
 1. British Telecommunications PLC              1. Foods                                      11.49%     1. United Kingdom  21.44%
         (United Kingdom)              3.31%
 2. Endesa S.A.-ADR (Spain)            3.14     2. Telephone                                  11.15      2. Japan           10.44
 3. Unilever N.V. (Netherlands)        3.01     3. Oil (International Integrated)              8.58      3. Spain           9.69
 4. Novartis A.G.-ADR (Switzerland)    2.86     4. Health Care (Drugs--Major Pharmaceuticals)  8.01      4. Netherlands     9.01
 5. Instituto Bancario San Paolo                5. Banks (Money Center)                        7.21      5. Germany         7.79
         di Torino-ADR (Italy)         2.85
 6. Telecom Italia S.p.A.-ADR (Italy)  2.84     6. Electric Companies                          7.14      6. Italy           7.27
 7. Astra A.B.-ADR (Sweden)            2.78     7. Banks (Major Regional)                      5.44      7. France          6.28
 8. HSBC Holdings PLC-ADR                       8. Banks (Regional)                            3.90      8. Australia       5.73
         (United Kingdom)              2.71
 9. Carlton Communications                      9. Chemicals (Diversified)                     3.75      9. Switzerland     5.23
         PLC-ADR(United Kingdom)       2.60
10. Societe Generale-ADR (France)      2.59    10. Manufacturing (Diversified)                 3.74     10. Denmark         4.13

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================


                     -------------------------------------

                           WE ARE CONFIDENT THAT THE

                           INTERNATIONAL MARKETS WILL

                         CONTINUE TO OFFER GOOD VALUE.

                     -------------------------------------

          See important Fund and index disclosures inside front cover.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR INTERNATIONAL VALUE FUND VS. BENCHMARK INDEXES

5/1/95-12/31/98

-------------------------------------------------------------------------------

              AIM Advisor
             International
              Value Fund,                  Lipper International
            Class C Shares    EAFE Index        Fund Index
-------------------------------------------------------------------------------
                             In thousands

5/1/95        $10,000.00      $10,000.00        $10,000.00

6/30/95        10,215.00        9,713.00         10,137.00

9/30/95        10,560.00       10,125.00         10,689.00

12/31/95       11,128.00       10,543.00         10,883.00

3/31/96        11,690.00       10,856.00         11,362.00

6/30/96        12,069.00       11,036.00         11,826.00

9/30/96        12,299.00       11,030.00         11,835.00

12/31/96       13,463.00       11,214.00         12,453.00

3/31/97        13,523.00       11,046.00         12,761.00

6/30/97        15,428.00       12,488.00         14,190.00

9/30/97        15,829.00       12,408.00         14,462.00

12/31/97       15,210.00       11,445.00         13,355.00

3/31/98        17,380.00       13,137.00         15,347.00

6/30/98        17,390.00       13,285.00         15,467.00

9/30/98        14,487.00       11,405.00         13,027.00

12/31/98       16,790.00       13,627.00         15,046.00

Past Performance is no guarantee of comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98, including sales charges

CLASS C SHARES
Inception (5/1/95)                   15.17%

  3 years                            14.70
  1 year                              9.38*

CLASS A SHARES
Inception (12/31/96)                  9.37%

  1 year                              5.10**

CLASS B SHARES
Inception (3/3/98)                   -3.33%***

  *10.38%, excluding sales charges
 **11.20%, excluding sales charges
***1.67%, excluding sales charges.
Total return provided is cumulative total return that has not been annualized.


Sources: Towers Data Systems HYPO--Registered Trademark--, Bloomberg.
   Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class C shares will differ from Class A and Class B shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited in this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
    The chart compares your Fund to benchmark indexes. An index measures performance of a hypothetical portfolio. It is important to understand differences between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. A market index such as the EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market. Please note that the results of these indexes are for the period 4/30/95-12/31/98.

                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       ANNUAL REPORT / FOR CONSIDERATION

WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

    When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.579% for the 50 years ending December 31, 1998. Those were five decades of wars, recessions, and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far East Index tracked by Morgan Stanley Capital International on December 31, 1978, your money would have grown to $118,674 by December 31, 1998. That's an average annual total return of 13.17%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 11.72%, and your investment would be worth $90,020. If you had missed the market's five best months, your return would have dropped to 10.00% and your investment would be worth $64,624.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial advisor to talk about your portfolio. Remember:

o   think long-term
o   diversify your investments
o   avoid market timing
o   maintain realistic expectations

PENALTY FOR MISSING THE MARKET

MSCI EAFE INDEX
Average annual total returns, 20 years ended 12/31/98


     FULLY INVESTED 240 MONTHS               13.17%

     MISS THE 2 BEST MONTHS                  11.72%

     MISS THE 5 BEST MONTHS                  10.00%

     MISS THE 7 BEST MONTHS                   8.92%

     MISS THE 9 BEST MONTHS                   7.87%

     MISS THE 14 BEST MONTHS                  5.43%


The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper, Inc.



                      AIM ADVISOR INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                    MARKET
                                       SHARES       VALUE
FOREIGN STOCKS-95.70%
ARGENTINA-1.62%
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)        80,000   $  2,235,000
-------------------------------------------------------------
AUSTRALIA-5.73%
National Australia Bank Ltd.-ADR
  (Banks-Regional)                      45,000      3,349,688
-------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)              400,000      2,640,238
-------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)      40,000      1,899,456
-------------------------------------------------------------
                                                    7,889,382
-------------------------------------------------------------
DENMARK-4.13%
Den Danske Bank-ADR (Banks-Money
  Center)                               25,000      3,358,552
-------------------------------------------------------------
Novo-Nordisk A.S.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     35,000      2,327,500
-------------------------------------------------------------
                                                    5,686,052
-------------------------------------------------------------
FRANCE-6.28%
Elf Aquitaine S.A.-ADR
  (Oil-International Integrated)        30,000      1,698,750
-------------------------------------------------------------
Groupe Danone-ADR (Foods)               60,000      3,375,000
-------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            110,000      3,564,264
-------------------------------------------------------------
                                                    8,638,014
-------------------------------------------------------------
GERMANY-7.79%
BASF A.G.-ADR (Chemicals-Diversified)   75,000      2,863,972
-------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)               55,000      2,296,729
-------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Money
  Center)                               48,000      2,825,784
-------------------------------------------------------------
RWE A.G.-ADR
  (Manufacturing-Diversified)           50,000      2,739,385
-------------------------------------------------------------
                                                   10,725,870
-------------------------------------------------------------
ITALY-7.27%
ENI S.p.A.-ADR (Oil-International
  Integrated)                           32,000      2,168,000
-------------------------------------------------------------
Istituto Bancario San Paolo di
  Torino-ADR (Banks-Major
  Regional)(a)                         109,725      3,922,669
-------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Telephone)   45,000      3,915,000
-------------------------------------------------------------
                                                   10,005,669
-------------------------------------------------------------
JAPAN-10.44%
Canon, Inc.-ADR (Office Equipment &
  Supplies)                             75,000      1,612,500
-------------------------------------------------------------
Dai Nippon Printing Co., Ltd.-ADR
  (Specialty Printing)                  11,000      1,757,323
-------------------------------------------------------------
Fuji Photo Film-ADR
  (Photography/Imaging)                 50,000      1,831,250
-------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)           20,000      1,208,750
-------------------------------------------------------------
Kirin Brewery Co., Ltd.-ADR
  (Beverages-Alcoholic)                 23,000      2,846,250
-------------------------------------------------------------
Kyocera Corp.-ADR
  (Beverages-Alcoholic)                 28,000      1,454,250
-------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                        25,000      2,411,931
-------------------------------------------------------------
Takefuji Corp.
  (Financial-Diversified)               17,000      1,241,370
-------------------------------------------------------------
                                                   14,363,624
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
MEXICO-0.71%
Telefonos de Mexico S.A.-ADR
  (Telephone)                           20,000   $    973,750
-------------------------------------------------------------
NETHERLANDS-9.01%
Akzo Nobel N.V.-ADR (Chemicals)         60,000      2,677,500
-------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)               55,000      3,420,313
-------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Oil-International
  Integrated)                           45,000      2,154,375
-------------------------------------------------------------
Unilever N.V. (Foods)                   50,000      4,146,875
-------------------------------------------------------------
                                                   12,399,063
-------------------------------------------------------------
NORWAY-0.87%
Norsk Hydro A.S.A.-ADR
  (Manufacturing-Diversified)           35,000      1,196,562
-------------------------------------------------------------
PORTUGAL-1.78%
Portugal Telecom S.A.-ADR (Telephone)   55,000      2,454,375
-------------------------------------------------------------
SPAIN-9.69%
Banco Santander S.A.-ADR
  (Banks-Regional)                     102,000      2,014,500
-------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)   160,000      4,320,000
-------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           65,000      3,550,625
-------------------------------------------------------------
Telefonica S.A.-ADR (Telephone)         25,500      3,452,062
-------------------------------------------------------------
                                                   13,337,187
-------------------------------------------------------------
SWEDEN-3.71%
Astra A.B.-ADR (Health
  Care-Drugs-Major Pharmaceutical)     185,000      3,827,187
-------------------------------------------------------------
Volvo A.B.-ADR (Automobiles)            55,000      1,282,188
-------------------------------------------------------------
                                                    5,109,375
-------------------------------------------------------------
SWITZERLAND-5.23%
Nestle S.A.-ADR (Foods)                 30,000      3,265,428
-------------------------------------------------------------
Novartis A.G.-ADR (Health
  Care-Diversified)                     40,000      3,931,620
-------------------------------------------------------------
                                                    7,197,048
-------------------------------------------------------------
UNITED KINGDOM-21.44%
Associated British Foods PLC-ADR
  (Foods)                              300,000      2,800,200
-------------------------------------------------------------
British Airways PLC-ADR (Airlines)      33,000      2,237,813
-------------------------------------------------------------
British Telecommunications PLC
  (Telephone)                           30,000      4,550,625
-------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                78,000      3,578,250
-------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     50,000      3,475,000
-------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks-Money
  Center)                               15,000      3,736,921
-------------------------------------------------------------
PowerGen PLC-ADR (Electric Companies)   55,000      2,942,500
-------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                           250,000      2,565,558
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
UNITED KINGDOM-(CONTINUED)
SmithKline Beecham PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     20,000   $  1,390,000
-------------------------------------------------------------
Unigate PLC (Foods)                    310,000      2,233,344
-------------------------------------------------------------
                                                   29,510,211
-------------------------------------------------------------
    Total Foreign Stocks (Cost
      $101,385,402)                               131,721,182
-------------------------------------------------------------


                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REPURCHASE AGREEMENT-4.29%(b)
SBC Warburg Dillon Read Inc.,
  4.75%, 01/04/99(c) (Cost
  $5,913,111)                        $5,913,111   $  5,913,111
--------------------------------------------------------------
TOTAL INVESTMENTS-99.99%                           137,634,293
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.01%                     17,635
--------------------------------------------------------------
NET ASSETS-100.00%                                $137,651,928
--------------------------------------------------------------

Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $107,298,513)                              $137,634,293
---------------------------------------------------------
Foreign currencies, at value (cost $21,310)        19,060
---------------------------------------------------------
Receivables for:
  Capital stock sold                              136,224
---------------------------------------------------------
  Interest and dividends                          364,816
---------------------------------------------------------
Investment for deferred compensation plan           6,044
---------------------------------------------------------
    Total assets                              138,160,437
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        119,578
---------------------------------------------------------
  Deferred compensation plan                        6,044
---------------------------------------------------------
Accrued advisory fees                             114,615
---------------------------------------------------------
Accrued operating services fees                    28,263
---------------------------------------------------------
Accrued distribution fees                         237,507
---------------------------------------------------------
Accrued directors' fees and expenses                2,502
---------------------------------------------------------
    Total liabilities                             508,509
---------------------------------------------------------
Net assets applicable to shares outstanding  $137,651,928
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 28,280,585
=========================================================
Class B                                      $  4,288,637
=========================================================
Class C                                      $105,082,706
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,707,161
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     260,201
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,377,274
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      16.57
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.57
      divided by 94.50%)                     $      17.53
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      16.48
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      16.48
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $393,010 foreign
  withholding tax)                           $ 2,707,231
--------------------------------------------------------
Interest                                         270,056
--------------------------------------------------------
    Total investment income                    2,977,287
--------------------------------------------------------
EXPENSES:
Advisory fees                                  1,238,568
--------------------------------------------------------
Operating services fees                          554,160
--------------------------------------------------------
Distribution fees-Class A                         58,205
--------------------------------------------------------
Distribution fees-Class B                         19,718
--------------------------------------------------------
Distribution fees-Class C                      1,052,550
--------------------------------------------------------
Directors' fees and expenses                       8,026
--------------------------------------------------------
    Total expenses                             2,931,227
--------------------------------------------------------
Less: Fees waived by advisor                    (180,746)
--------------------------------------------------------
    Net expenses                               2,750,481
--------------------------------------------------------
Net investment income                            226,806
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                       (5,464,277)
--------------------------------------------------------
  Foreign currencies                             (29,923)
--------------------------------------------------------
                                              (5,494,200)
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       15,277,088
--------------------------------------------------------
  Foreign currencies                              (1,740)
--------------------------------------------------------
                                              15,275,348
--------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      9,781,148
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $10,007,954
========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $    226,806   $     88,685
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,494,200)       885,467
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          15,275,348      7,942,380
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        10,007,954      8,916,532
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (160,712)        (4,884)
-----------------------------------------------------------------------------------------
  Class C                                                               --        (54,101)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                             (237)       (99,400)
-----------------------------------------------------------------------------------------
  Class B                                                              (51)            --
-----------------------------------------------------------------------------------------
  Class C                                                           (1,274)    (1,300,488)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       18,784,781      8,386,957
-----------------------------------------------------------------------------------------
  Class B                                                        4,303,232             --
-----------------------------------------------------------------------------------------
  Class C                                                        3,112,106     33,845,537
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  36,045,799     49,690,153
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          101,606,129     51,915,976
-----------------------------------------------------------------------------------------
  End of period                                               $137,651,928   $101,606,129
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $113,159,037   $ 86,958,918
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               58,330        (25,744)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (5,899,391)      (385,649)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          30,333,952     15,058,604
-----------------------------------------------------------------------------------------
                                                              $137,651,928   $101,606,129
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to U.S. or foreign tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such time. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid annually. On December 31, 1998 undistributed net investment income was increased by $17,980 and undistributed net realized gains was decreased by $17,980 as a result of differing book/tax treatment of foreign currency transactions and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,869,981 (which may be carried forward to offset future taxable capital gain if any) which expires, if not previously utilized, through the year 2006.
F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management Limited ("IGAM") whereby AIM pays IGAM an annual rate of 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $390,044 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through

December 31, 1998, AIM voluntarily waived operating services fees in the amount of $164,116.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $41,575, $19,718 and $1,052,550, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $16,630 for the Class A shares.
  AIM Distributors received commissions of $23,552 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $67,046 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $100 million, the Fund's expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $3,673 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $32,865,421 and $10,102,638, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $34,724,754
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (4,388,974)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     $30,335,780
============================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                        1998                        1997*
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A                                                      1,753,054   $ 28,241,964       638,784   $  9,521,875
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      309,463      5,088,103            --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,767,625     28,826,767     3,118,584     44,774,893
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          9,847        156,574         5,815         92,368
--------------------------------------------------------------------------------------------------------------------
  Class B                                                              3             46            --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                             71          1,122        59,331        998,719
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (619,207)    (9,613,757)      (81,132)    (1,227,286)
--------------------------------------------------------------------------------------------------------------------
  Class B**                                                      (49,265)      (784,917)           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,630,166)   (25,715,783)     (806,643)   (11,928,075)
--------------------------------------------------------------------------------------------------------------------
                                                               1,541,425   $ 26,200,119     2,934,739   $ 42,232,494
====================================================================================================================

*Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

**Class B Shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998 and for a share of Class C capital stock outstanding during each of the years in the three-year period ended December 31, 1998 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                      CLASS A(a)                 CLASS B
                                                              --------------------------       ------------
                                                               1998           1997(B)              1998
                                                              -------       ------------       ------------
Net asset value, beginning of period                          $ 14.99          $13.42             $16.21
------------------------------------------------------------  -------          ------             ------
Income from investment operations:
  Net investment income                                          0.09            0.17(c)              --
------------------------------------------------------------  -------          ------             ------
  Net gains on securities (both realized and unrealized)         1.59            1.69               0.27
------------------------------------------------------------  -------          ------             ------
    Total from investment operations                             1.68            1.86               0.27
------------------------------------------------------------  -------          ------             ------
Less distributions:
  Dividends from net investment income                          (0.10)          (0.07)                --
------------------------------------------------------------  -------          ------             ------
  Distributions from net realized gains                            --           (0.22)                --
------------------------------------------------------------  -------          ------             ------
    Total distributions                                         (0.10)          (0.29)                --
------------------------------------------------------------  -------          ------             ------
Net asset value, end of period                                $ 16.57          $14.99             $16.48
------------------------------------------------------------  -------          ------             ------
Total return(d)                                                 11.20%          13.84%              1.67%
------------------------------------------------------------  -------          ------             ------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,281          $8,444             $4,289
------------------------------------------------------------  -------          ------             ------
Ratio of expenses to average net assets(e)                       1.57%(f)        1.71%              2.32%(f)(g)
------------------------------------------------------------  -------          ------             ------
Ratio of net investment income to average net assets(h)          0.84%(f)        0.83%              0.09%(f)(g)
------------------------------------------------------------  -------          ------             ------
Portfolio turnover rate                                             9%              9%                 9%
------------------------------------------------------------  -------          ------             ------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.81% and 1.81% for 1998-1997 for Class A and 2.46% (annualized) for 1998 for Class B.
(f) Ratios are based on average net assets of $16,630,080 and $2,367,422 for Class A and Class B, respectively.
(g) Annualized.
(h) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.60% and 0.73% for 1998-1997 for Class A and (0.05)% (annualized) for 1998 for Class B.

                                                                                  CLASS C(a)
                                                              --------------------------------------------------
                                                                1998        1997(b)         1996          1995
                                                              --------      --------      --------      --------
Net asset value, beginning of period                          $  14.93      $  13.42      $  11.13      $  10.00
------------------------------------------------------------  --------      --------      --------      --------
Income from investment operations:
  Net investment income (loss)                                      --(c)       0.01(c)      (0.01)           --
------------------------------------------------------------  --------      --------      --------      --------
  Net gains on securities (both realized and unrealized)          1.55          1.73          2.34          1.13
------------------------------------------------------------  --------      --------      --------      --------
    Total from investment operations                              1.55          1.74          2.33          1.13
------------------------------------------------------------  --------      --------      --------      --------
Less distributions:
  Dividends from net investment income                              --         (0.01)           --            --
------------------------------------------------------------  --------      --------      --------      --------
  Distributions from net realized gains                             --         (0.22)        (0.04)           --
------------------------------------------------------------  --------      --------      --------      --------
    Total distributions                                             --         (0.23)        (0.04)           --
------------------------------------------------------------  --------      --------      --------      --------
Net asset value, end of period                                $  16.48      $  14.93      $  13.42      $  11.13
------------------------------------------------------------  --------      --------      --------      --------
Total return(d)                                                  10.38%        12.98%        20.99%        11.28%
------------------------------------------------------------  --------      --------      --------      --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $105,083      $ 93,162      $ 51,916      $  9,467
------------------------------------------------------------  --------      --------      --------      --------
Ratio of expenses to average net assets(e)                        2.32%(f)      2.46%         2.50%         2.50%(g)
------------------------------------------------------------  --------      --------      --------      --------
Ratio of net investment income (loss) to average net
  assets(h)                                                       0.09%(f)      0.08%        (0.16)%        0.03%(g)
------------------------------------------------------------  --------      --------      --------      --------
Portfolio turnover rate                                              9%            9%            5%            2%
------------------------------------------------------------  --------      --------      --------      --------

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.46% for 1998.
(f) Ratios are based on average net assets of $105,254,958.
(g) Annualized
(h) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.05)% for 1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor International Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor International Value Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 1998 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor International Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                                 OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                          11 Greenway Plaza
Chairman                                           Chairman                                  Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                            A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer       11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                 Carol F. Relihan                          Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                                 SUB-ADVISOR
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                     INVESCO Global Asset Management Limited
                                                                                             12 Bermudian Rd., 3rd Floor
Edward K. Dunn Jr.                                 Dana R. Sutton                            P.O. Box HM66
Chairman, Mercantile Mortgage Corp.;               Vice President and Assistant Treasurer    Hamilton, HM AX, Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and           Robert G. Alley                           TRANSFER AGENT
President, Mercantile Bankshares                   Vice President
                                                                                             A I M Fund Services, Inc.
Jack Fields                                        Stuart W. Coco                            P.O. Box 4739
Chief Executive Officer                            Vice President                            Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                    Melville B. Cox                           CUSTODIAN
of the U.S. House of Representatives               Vice President
                                                                                             State Street Bank and Trust Company
Carl Frischling                                    Karen Dunn Kelley                         225 Franklin Street
Partner                                            Vice President                            Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                   Jonathan C. Schoolar                      COUNSEL TO THE FUND
Robert H. Graham                                   Vice President
President and Chief Executive Officer                                                        Ballard Spahr
A I M Management Group Inc.                        Renee A. Friedli                          Andrews & Ingersoll, LLP
                                                   Assistant Secretary                       1735 Market Street
Prema Mathai-Davis                                                                           Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.:       P. Michelle Grace
Commissioner, New York City Dept. for              Assistant Secretary                       COUNSEL TO THE DIRECTORS
the Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of           Jeffrey H. Kupor                          Kramer, Levin, Naftalis & Frankel
New York State                                     Assistant Secretary                       919 Third Avenue
                                                                                             New York, NY 10022
Lewis F. Pennock                                   Nancy L. Martin
Attorney                                           Assistant Secretary                       DISTRIBUTOR

Ian W. Robinson                                    Ofelia M. Mayo                            A I M Distributors, Inc.
Consultant; Formerly Executive                     Assistant Secretary                       11 Greenway Plaza
Vice President and                                                                           Suite 100
Chief Financial Officer                            Lisa A. Moss                              Houston, TX 77046
Bell Atlantic Management                           Assistant Secretary
Services, Inc.                                                                               AUDITORS
                                                   Kathleen J. Pflueger
Louis S. Sklar                                     Assistant Secretary                       KPMG LLP
Executive Vice President                                                                     700 Louisiana
Hines Interests                                    Samuel D. Sirko                           Houston, TX 77002
Limited Partnership                                Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary

                                                   Mary J. Benson
                                                   Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Advisor International Value Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.0952, $0.0002 and $0.0002 per share, respectively, during the Fund's tax year ended December 31, 1998. Of these amounts 0% is eligible for the dividends received deduction for corporations.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                           A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                        leadership in the mutual fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                     since 1976 and managed approximately
AIM Capital Development Fund                                                              $109 billion in assets for more than 6.2
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                   million shareholders, including
AIM Mid Cap Equity Fund(2), (A)              AIM Advisor International Value Fund         individual investors, corporate clients,
AIM Select Growth Fund(3)                    AIM Asian Growth Fund                        and financial institutions, as of
AIM Small Cap Growth Fund(2), (B)            AIM Developing Markets Fund(2)               December 31, 1998.
AIM Small Cap Opportunities Fund             AIM Europe Growth Fund(2)                        The AIM Family of Funds--Registered
AIM Value Fund                               AIM European Development Fund                Trademark-- is distributed nationwide,
AIM Weingarten Fund                          AIM International Equity Fund                and AIM today is the 10th-largest mutual
                                             AIM Japan Growth Fund(2)                     fund complex in the U.S. in assets under
GROWTH & INCOME FUNDS                        AIM Latin American Growth Fund(2)            management, according to Strategic
AIM Advisor Flex Fund                        AIM New Pacific Growth Fund(2)               Insight, an independent mutual fund
AIM Advisor Large Cap Value Fund                                                          monitor.
AIM Advisor MultiFlex Fund                   GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund                 AIM Global Aggressive Growth Fund
AIM Balanced Fund                            AIM Global Growth Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                             GLOBAL GROWTH & INCOME FUNDS
                                             AIM Global Growth & Income Fund(2)
INCOME FUNDS                                 AIM Global Utilities Fund
AIM Floating Rate Fund(2)
AIM High Yield Fund                          GLOBAL INCOME FUNDS
AIM High Yield Fund II                       AIM Emerging Markets Debt Fund(2), (D)
AIM Income Fund                              AIM Global Government Income Fund(2)
AIM Intermediate Government Fund             AIM Global Income Fund
AIM Limited Maturity Treasury Fund           AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                        THEME FUNDS
AIM High Income Municipal Fund               AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                      AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund               AIM Global Infrastructure Fund(2)
                                             AIM Global Resources Fund(2)
                                             AIM Global Telecommunications Fund(2)
                                             AIM Global Trends Fund(2), (E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.